EXHIBIT 10.1

First Amendment
to
Fifth Amended and Restated Credit Agreement

Among
Laredo Petroleum, Inc.,
as Borrower,
Wells Fargo Bank, N.A.,
as Administrative Agent,
The Guarantors Signatory Hereto,
and
The Banks Signatory Hereto

First Amendment to
Fifth Amended and Restated Credit Agreement
This First Amendment to Fifth Amended and Restated Credit Agreement (this “First Amendment”), dated as of October 24, 2017 (the “First Amendment Effective Date”), is among Laredo Petroleum, Inc., a corporation formed under the laws of the State of Delaware (“Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with Borrower, the “Credit Parties”); each of the Banks party hereto; and Wells Fargo Bank, N.A., as administrative agent for the Banks (in such capacity, together with its successors, “Administrative Agent”).
Recitals
A.    Borrower, Administrative Agent and the Banks are parties to that certain Fifth Amended and Restated Credit Agreement dated as of May 2, 2017 (the “Credit Agreement”), pursuant to which the Banks have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of Borrower.
B.    The parties hereto desire to enter into this First Amendment to amend certain terms of the Credit Agreement as set forth herein and to be effective as of the First Amendment Effective Date.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed to such term in the Credit Agreement (as amended hereby). Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.
Section 2.Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 2.
2.1Amendment to Section 9.6 of the Credit Agreement. The first sentence of Section 9.6 of the Credit Agreement is hereby amended and restated to read in full as follows:
Borrower will not request any Borrowing or Letter of Credit, and Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of Borrowings for any purpose other than to finance the acquisition, exploration, and development of Mineral Interests, for working capital and general corporate purposes (for the sake of clarity, including, to the extent permitted under Section 9.13 and the other provisions of this Agreement, the Redemption of Senior Notes), and to pay fees and expenses incurred in connection with the Closing Transactions.
2.2Amendment to Section 9.13 of the Credit Agreement. Section 9.13(a)(iii) of the Credit Agreement is hereby amended and restated to read in full as follows:
(iii) made with an amount not exceeding the net cash proceeds from the sale or disposition of properties not constituting Borrowing Base Properties and made within three hundred and sixty-five (365) days of the consummation of such sale or disposition, or
Section 3.Conditions Precedent. The effectiveness of the amendments contained in Section 2 hereof is subject to the following:
3.1Administrative Agent shall have received counterparts of this First Amendment from the Credit Parties and the Required Banks.
3.2Administrative Agent shall have received such other documents as Administrative Agent or special counsel to Administrative Agent may reasonably request.
Administrative Agent shall notify Borrower and the Banks of the effectiveness of this First Amendment, and such notice shall be conclusive and binding.
Section 4.Representations and Warranties; Etc. Each Credit Party hereby affirms: (a) that as of the date hereof, all of the representations and warranties contained in each Loan Paper to which such Credit Party is a party are true and correct in all material respects as though made on and as of the date hereof except (i) to the extent any such representation and warranty is expressly made as of a specific earlier date, in which case, such representation and warranty was true as of such date and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) is true and correct in all respects, (b) no Defaults exist under the Loan Papers or will, after giving effect to this First Amendment, exist under the Loan Papers and (c) no Material Adverse Change has occurred.
Section 5.Miscellaneous.
5.1Confirmation and Effect. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
5.2Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this First Amendment, (b) ratifies and affirms its obligations under the Facility Guaranty and the other Loan Papers to which it is a party, (c) acknowledges, renews and extends its continued liability under the Facility Guaranty and the other Loan Papers to which it is a party (in each case, as amended hereby), (d) agrees that its guarantee under the Facility Guaranty and the other Loan Papers (in each case, as amended hereby) to which it is a party remains in full force and effect with respect to the Obligations, as amended hereby, (e) represents and warrants that (i) the execution, delivery and performance of this First Amendment has been duly authorized by all necessary corporate or company action of the Credit Parties, (ii) this First Amendment constitutes a valid and binding agreement of the Credit Parties, and (iii) this First Amendment is enforceable against each Credit Party in accordance with its terms except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors’ rights generally, and (B) the availability of equitable remedies may be limited by equitable principles of general applicability, and (f) acknowledges and confirms that the amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations after giving effect to this First Amendment.
5.3Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.
5.4No Oral Agreement. This written First Amendment, the Credit Agreement and the other Loan Papers executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
5.5Governing Law. This First Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.
5.6Payment of Expenses. Borrower agrees to pay or reimburse Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.
5.7Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.8Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.9Loan Paper. This First Amendment shall constitute a “Loan Paper” for all purposes under the other Loan Papers.
5.10Waiver of Jury Trial. Section 14.13 of the Credit Agreement is hereby incorporated by reference, mutatis mutandis.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.
BORROWER:                LAREDO PETROLEUM, INC.

By:    /s/ Richard C. Buterbaugh
Name:    Richard C. Buterbaugh
Title:    Executive V.P. & Chief Financial Officer

GUARANTORS:                LAREDO MIDSTREAM SERVICES, LLC

By:    /s/ Richard C. Buterbaugh
Name:    Richard C. Buterbaugh
Title:    Executive V.P. & Chief Financial Officer

GARDEN CITY MINERALS, LLC

By:    /s/ Richard C. Buterbaugh
Name:    Richard C. Buterbaugh
Title:    Executive V.P. & Chief Financial Officer

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement

WELLS FARGO BANK, N.A.,
as Administrative Agent and as a Bank

By:    /s/ Muhammad A. Dhamani
Name:    Muhammad A. Dhamani
Title:    Director

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Bank

By:    /s/ Michael Clayborne
Name:    Michael Clayborne
Title:    Director

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement

ABN AMRO Capital USA LLC, as a Bank

By:    /s/ Darrell Holley
Name:     Darrell Holley
Title:    Managing Director

By:    /s/ David Montgomery
Name:     David Montgomery
Title:    Managing Director

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement

BMO HARRIS FINANCING, INC., as a Bank

By:    /s/ Gumaro Tijerina
Name:    Gumaro Tijerina
Title:    Managing Director

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement

SOCIETE GENERALE, as a Bank

By:    /s/ Max Sonnonstine
Name:    Max Sonnonstine
Title:    Director

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Bank

By:    /s/ Nancy Mak
Name:    Nancy Mak
Title:    Sr. Vice President

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement

COMPASS BANK, as a Bank

By:    /s/ Kari McDaniel
Name:    Kari McDaniel
Title:    Vice President

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement

COMERICA BANK, as a Bank

By:    /s/ Jeffrey M. LaBauve
Name:     Jeffrey M. LaBauve
Title:    Vice President

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement

BOKF, NA dba BANK OF OKLAHOMA,
as a Bank

By:    /s/ Pam P. Schloeder
Name:    Pam P. Schloeder
Title:    Senior Vice President

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement

BRANCH BANKING AND TRUST COMPANY, as a Bank

By:    /s/ Kelly Graham
Name:    Kelly Graham
Title:    Vice President

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA, as a Bank

By:    /s/ Alan Dawson
Name:    Alan Dawson
Title:    Director

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement

BARCLAYS BANK PLC, as a Bank

By:    /s/ Sydney G. Dennis
Name:    Sydney G. Dennis
Title:    Director

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement

CITIBANK, N.A., as a Bank

By:    /s/ M. Jarrod Bourgeois
Name:     M. Jarrod Bourgeois
Title:     Senior Vice President

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Bank

By:    /s/ Nupur Kumar
Name:    Nupur Kumar
Title:    Authorized Signatory

By:    /s/ Christopher Zybrick
Name:    Christopher Zybrick
Title:    Authorized Signatory

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement

ING CAPITAL LLC, as a Bank

By:    /s/ Scott Lamoreaux
Name:    Scott Lamoreaux
Title:    Director

By:    /s/ Josh Strong
Name:    Josh Strong
Title:    Director

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA, as a Bank

By:    /s/ Chris Lam
Name:    Chris Lam
Title:    Authorized Signatory

Signature Page to First Amendment to
Fifth Amended and Restated Credit Agreement